UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2015

Camden National Corporation (Exact name of registrant as specified in its charter)

Maine	01-28190	01-0413282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Elm Street, Camden, Maine	04843
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 236-8821

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 23, 2015, Peter F. Greene, Executive Vice President of Operations and Technology, notified Camden National Corporation (“Company”) of his intention to retire, effective January 1, 2016, after a 34 year banking career with the Company and, before that, Union Trust Company, to spend more time with family and pursue consulting opportunities. It is anticipated that Mr. Greene will remain an employee of the Company until January 1, 2016 and assist in the transition until his departure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2015

CAMDEN NATIONAL CORPORATION (Registrant)

By:	/s/ DEBORAH A. JORDAN
Deborah A. Jordan Chief Operating Officer, Chief Financial Officer, and Principal Financial & Accounting Officer